Exhibit 21.1

SUBSIDIARIES

Healthcare Management of America, Inc. (Delaware)	HTA - Amarillo Hospital, LLC (Delaware)
Healthcare Trust of America Holdings, LP (Delaware)	HTA - Augusta SS Hospital, LLC (Delaware)
HTA - MOB Acquisition, LLC (Delaware)	HTA - Aurora Hospital, LLC (Delaware)
HTA - 10115 Kincey Avenue, LLC (Delaware)	HTA - Austell, LLC (Delaware)
HTA - 1060 Day Hill, LLC (Delaware)	HTA - Austin Diagnostic, LLC (Delaware)
HTA - 1080 Day Hill, LLC (Delaware)	HTA - Avon Hospital, LLC (Delaware)
HTA - 1092 Madison, LLC (Delaware)	HTA - AW Florida Medical Center Central, LLC (Delaware)
HTA - 1223 Washington, LLC (Delaware)	HTA - AW Florida Medical Center East, LLC (Delaware)
HTA - 125 Rampart MOB, LLC (Delaware)	HTA - AW Florida Medical Center Land, LLC (Delaware)
HTA - 130 Rampart MOB, LLC (Delaware)	HTA - AW Florida Medical Center Mall, LLC (Delaware)
HTA - 13020 Telecom, LLC (Delaware)	HTA - AW Florida Medical Center North, LLC (Delaware)
HTA - 13620 Reese Blvd East, LLC (Delaware)	HTA - AW Florida, LP (Delaware)
HTA - 13801 Reese Blvd West, LLC (Delaware)	HTA - AW Hialeah, LLC (Delaware)
HTA - 1740 South Street, LLC (Delaware)	HTA - AW North Shore, LLC (Delaware)
HTA - 2 Northwestern, LLC (Delaware)	HTA - AW Palmetto, LLC (Delaware)
HTA - 2750 Monroe, LLC (Delaware)	HTA - AW Victor Farris, LLC (Delaware)
HTA - 2080 Whitney MOB, LLC (Delaware)	HTA - AW, LLC (Delaware)
HTA - 2200 Whitney MOB, LLC (Delaware)	HTA - Babylon MOB, LLC (Delaware)
HTA - 3rd Street Medical Center, LLC (Delaware)	HTA - Babylon Sonogram, LLC (Delaware)
HTA - 39 Broad Street Parking, LLC (Delaware)	HTA - Bayboro, LLC (Delaware)
HTA - 39 Broad Street, LLC (Delaware)	HTA - Bakersfield MOB, LLC (Delaware)
HTA - 4 Northwestern, LLC (Delaware)	HTA - Bayview, LLC (Delaware)
HTA - 406 Farmington, LLC (Delaware)	HTA - Bedford MOB, LLC (Delaware)
HTA - 533 Cottage, LLC (Delaware)	HTA - Biewend, LLC (Delaware)
HTA - 560 Cleveland, LLC (Delaware)	HTA - Blue Ridge, LLC (Delaware)
HTA - 5995 Plaza Drive, LLC (Delaware)	HTA - Bonnie Brae, LLC (Delaware)
HTA - 600 Haverford Road, LLC (Delaware)	HTA - Brandon Medical, LLC (Delaware)
HTA - 670 Albany, LLC (Delaware)	HTA - Brazos Valley I, LLC (Delaware)
HTA - 704 Hebron, LLC (Delaware)	HTA - Brier Creek Healthplex, LLC (Delaware)
HTA - 80 Fisher, LLC (Delaware)	HTA - Bristol West, LLC (Delaware)
HTA - 931 Haverford Road, LLC (Delaware)	HTA - Bryn Mawr MOB, LLC (Delaware)
HTA - 940 Haverford Road, LLC (Delaware)	HTA - Burleson Hospital, LLC (Delaware)
HTA - 9920 Kincey Avenue, LLC (Delaware)	HTA - Burr Ridge University Medical, LLC (Delaware)
HTA - 9930 Kincey Avenue, LLC (Delaware)	HTA - Calvert, LLC (Delaware)
HTA - 9920/9930 Kincey Avenue, LLC (Delaware)	HTA - Camp Creek, LLC (Delaware)
HTA - Academy, LLC (Delaware)	HTA - Camp Creek III, LLC (Delaware)
HTA - Acquisition Sub, LLC (Delaware)	HTA - Camp Creek IV, LLC (Delaware)
HTA - Ahwatukee Foothills, LLC (Delaware)	HTA - Cannon Park Place, LLC (Delaware)
HTA - Allegheny, LLC (Delaware)	HTA - Carmel Women's Center, LLC (Delaware)

HTA - Carney MOB, LLC (Delaware)	HTA - Elms North Charleston, LLC (Delaware)
HTA - Cedar Park MOB 1, LLC (Delaware)	HTA - Epler Parke Building B, LLC (Delaware)
HTA - Cedartown Dialysis, LLC (Delaware)	HTA - Eskenazi Admin Bldg, LLC (Delaware)
HTA - Celebration Hospital MOB, LLC (Delaware)	HTA - Evansville Annex, LLC (Delaware)
HTA - Central Park, LLC (Delaware)	HTA - Evansville Fourth, LLC (Delaware)
HTA - Chandler Medical, LLC (Delaware)	HTA - Evansville Gateway, LLC (Delaware)
HTA - Cherokee Medical Center, LLC (Delaware)	HTA - Evansville Main, LLC (Delaware)
HTA - Cherry Hill, LLC (Delaware)	HTA - Evansville Westside, LLC (Delaware)
HTA - Chesterfield Rehab Hospital, LLC (Delaware)	HTA - Evergreen 2400, LLC (Delaware)
HTA - Clearfork MOB, LLC (Delaware)	HTA - Evergreen 2400-2600, LLC (Delaware)
HTA - Cliff, LLC (Delaware)	HTA - Evergreen 2600, LLC (Delaware)
HTA - Clove Road MOB, LLC (Delaware)	HTA - Evergreen 2800, LLC (Delaware)
HTA - Colleyville Hospital, LLC (Delaware)	HTA - Evergreen Plaza, LLC (Delaware)
HTA - Commons V, LLC (Delaware)	HTA - Facey Land, LLC (Delaware)
HTA - Corsicana, LLC (Delaware)	HTA - Facey MOB, LLC (Delaware)
HTA - County Line Road, LLC (Delaware)	HTA - Fairfax MOB 3, LLC (Delaware)
HTA - Crawfordsville, LLC (Delaware)	HTA - Fairfax Medical Center, LLC (Delaware)
HTA - Crossroads, LLC (Delaware)	HTA - Fannin LP, LLC (Delaware)
HTA - Crown Heights MOB, LLC (Delaware)	HTA - Fannin, LLC (Delaware)
HTA - Curie, LLC (Delaware)	HTA - Federal North MOB, LLC (Delaware)
HTA - Cypress Fairbanks, LLC (Delaware)	HTA - Fishers Medical Center, LLC (Delaware)
HTA - Cypress Station, LLC (Delaware)	HTA - FL Ortho Institute ASC, LLC (Delaware)
HTA - Dallas Admin Bldg, LLC (Delaware)	HTA - Flatbush MOB, LLC (Delaware)
HTA - Dallas LTAC, LLC (Delaware)	HTA - Forest Park Frisco, LLC (Delaware)
HTA - Dallas Parkway Admin Bldg, LLC (Delaware)	HTA - Fort Road Medical, LLC (Delaware)
HTA - Dallas Pavilion III, LLC (Delaware)	HTA - Fort Wayne, LLC (Delaware)
HTA - Dallas SS Hospital, LLC (Delaware)	HTA - FP Pavilion, LLC (Delaware)
HTA - Davidson MOB, LLC (Delaware)	HTA - FP Tower, LLC (Delaware)
HTA - Decatur Medical Plaza, LLC (Delaware)	HTA - Gahanna MOB, LLC (Delaware)
HTA - Del Sol MOB, LLC (Delaware)	HTA - Gallery Medical Member, LLC (Delaware)
HTA - Denton, LLC (Delaware)	HTA - Gallery Medical, LLC (Delaware)
HTA - DePaul Medical Center, LLC (Delaware)	HTA - Gateway 1, LLC (Delaware)
HTA - Des Peres, LLC (Delaware)	HTA - Gateway 1A, LLC (Delaware)
HTA - Desert Ridge, LLC (Delaware)	HTA - Gateway 1B, LLC (Delaware)
HTA - DFC, LLC (Delaware)	HTA - Gateway 1C, LLC (Delaware)
HTA - Diley Ridge, LLC (Delaware)	HTA - Gateway 1D, LLC (Delaware)
HTA - Duke Chesterfield Rehab, LLC (Delaware)	HTA - Gateway 1D1, LLC (Delaware)
HTA - Dupont MOB, LLC (Delaware)	HTA - Gateway 2E, LLC (Delaware)
HTA - E Florida LTC, LLC (Delaware)	HTA - Gateway 3F, LLC (Delaware)
HTA - Eagle Road MOB 1, LLC (Delaware)	HTA - Gateway 4G, LLC (Delaware)
HTA - Eagle Road MOB 2, LLC (Delaware)	HTA - Gateway Land, LLC (Delaware)
HTA - East Cooper Medical Arts, LLC (Delaware)	HTA - Gateway Tucson, LLC (Delaware)
HTA - East Cooper, LLC (Delaware)	HTA - Gaylord, LLC (Delaware)

HTA - Gemini MOB 1, LLC (Delaware)	HTA - Humble Medical Plaza 2, LLC (Delaware)
HTA - Gemini MOB 2, LLC (Delaware)	HTA - Huntley MOB, LLC (Delaware)
HTA - Gilbert Health, LLC (Delaware)	HTA - Independence Medical Village, LLC (Delaware)
HTA - Glendale Memorial, LLC (Delaware)	HTA - Indianapolis Hospital, LLC (Delaware)
HTA - Good Sam Cancer Center, LLC (Delaware)	HTA - Jackson's Row, LLC (Delaware)
HTA - Good Sam MOB, LLC (Delaware)	HTA - Jacksonville, LLC (Delaware)
HTA - Grand Prairie Hospital, LLC (Delaware)	HTA - Jamaica Estates MOB, LLC (Delaware)
HTA - Greenville CFM, LLC (Delaware)	HTA - Jasper, LLC (Delaware)
HTA - Greenville CHOS, LLC (Delaware)	HTA - Jewish Hospital MOB, LLC (Delaware)
HTA - Greenville Cleveland Street, LLC (Delaware)	HTA - Joshua Max Simon MOB, LLC (Delaware)
HTA - Greenville Greer MOB A, LLC (Delaware)	HTA - Jourdanton Regional MOB, LLC (Delaware)
HTA - Greenville Greer MOB B, LLC (Delaware)	HTA - Jupiter Medical Center Plaza, LLC (Delaware)
HTA - Greenville Life Center, LLC (Delaware)	HTA - Jupiter Medical Park West, LLC (Delaware)
HTA - Greenville Maxwell Pointe, LLC (Delaware)	HTA - Jupiter Outpatient Center, LLC (Delaware)
HTA - Greenville Memorial CTC, LLC (Delaware)	HTA - Kapolei Medical Park, LLC (Delaware)
HTA - Greenville Memorial ISB, LLC (Delaware)	HTA - Keller Medical Center, LLC (Delaware)
HTA - Greenville Memorial MOB, LLC (Delaware)	HTA - Kendall, LLC (Delaware)
HTA - Greenville Mills Avenue, LLC (Delaware)	HTA - King Street, LLC (Delaware)
HTA - Greenville Patewood Administration, LLC (Delaware)	HTA - Kissimmee Hospital MOB, LLC (Delaware)
HTA - Greenville Patewood MOB A, LLC (Delaware)	HTA - Kokomo Medical Office Park, LLC (Delaware)
HTA - Greenville Patewood MOB B, LLC (Delaware)	HTA - Lake Norman, LLC (Delaware)
HTA - Greenville Patewood MOB C, LLC (Delaware)	HTA - Largo Medical Center, LLC (Delaware)
HTA - Greenville Travelers Rest, LLC (Delaware)	HTA - Lenox Medical Land, LLC (Delaware)
HTA - Greenville, LLC (Delaware)	HTA - Lenox Medical, LLC (Delaware)
HTA - Gunn MOB, LLC (Delaware)	HTA - Lewisville MOB, LLC (Delaware)
HTA - Gwinnett, LLC (Delaware)	HTA - Liberty Falls Medical Plaza, LLC (Delaware)
HTA - Hackensack MOB, LLC (Delaware)	HTA - Lima, LLC (Delaware)
HTA - Hamilton Healthcare, LLC (Delaware)	HTA - Lima-207, LLC (Delaware)
HTA - Hampden Place (Delaware)	HTA - Lincoln Medical Center, LLC (Delaware)
HTA - Heart & Family Health, LLC (Delaware)	HTA - Lincoln Park Boulevard, LLC (Delaware)
HTA - Heart Center MOB, LLC (Delaware)	HTA - Littleton Hospital, LLC (Delaware)
HTA - Heartland Sebring, LLC (Delaware)	HTA - Lomita, LLC (Delaware)
HTA - Hillcrest Cancer Center, LLC (Delaware)	HTA - Lone Tree, LLC (Delaware)
HTA - Hillcrest MOB 1, LLC (Delaware)	HTA - Longview MOB I, LLC (Delaware)
HTA - Hillcrest MOB 2, LLC (Delaware)	HTA - Longview MOB II, LLC (Delaware)
HTA - Hilliard II, LLC (Delaware)	HTA - Macneal 3300 Oak Park, LLC (Delaware)
HTA - Hilliard MOB II, LLC (Delaware)	HTA - Macneal 3340 Oak Park, LLC (Delaware)
HTA - Hilliard MOB, LLC (Delaware)	HTA - Macneal Windsor, LLC (Delaware)
HTA - Hilliard, LLC (Delaware)	HTA - Mansfield Hospital, LLC (Delaware)
HTA - Hock Plaza II, LLC (Delaware)	HTA - Maple Avenue Investor, LLC (Delaware)
HTA - Holly Springs MOB, LLC (Delaware)	HTA - Maple Avenue, LLC (Delaware)
HTA - Holy Family MOB, LLC (Delaware)	HTA - Marble Falls MOB, LLC (Delaware)
HTA - Humble Medical Plaza 1, LLC (Delaware)	HTA - Marian Hancock, LLC (Delaware)

HTA - Marian Medical, LLC (Delaware)	HTA - North Cypress II, LLC (Delaware)
HTA - Marietta Health Park, LLC (Delaware)	HTA - North Cypress Towne Lake, LLC (Delaware)
HTA - Market Exchange, LLC (Delaware)	HTA - North Cypress Willowbrook, LLC (Delaware)
HTA - Martha Berry Hospital, LLC (Delaware)	HTA - North Fulton MOB 2, LLC (Delaware)
HTA - McAuley, LLC (Delaware)	HTA - Northern Berkshire, LLC (Delaware)
HTA - McKinney POB I, LLC (Delaware)	HTA - Northglenn Hospital, LLC (Delaware)
HTA - McKinney POB II, LLC (Delaware)	HTA - Northmeadow, LLC (Georgia)
HTA - McMullen, LLC (Delaware)	HTA - Northpoint Medical Arts, LLC (Delaware)
HTA - Medical Center Hays MOB, LLC (Delaware)	HTA - Northridge I, LLC (Delaware)
HTA - Medical Portfolio 1, LLC (Delaware)	HTA - Northridge II, LLC (Delaware)
HTA - Medical Portfolio 2, LLC (Delaware)	HTA - Northwest Medical Park, LLC (Delaware)
HTA - Medical Portfolio 2-St. Louis, LLC (Delaware)	HTA - Norwood Cancer Center, LLC (Delaware)
HTA - Medical Portfolio 3, LLC (Delaware)	HTA - Norwood MOB, LLC (Delaware)
HTA - Medical Portfolio 4, LLC (Delaware)	HTA - Nutfield Professional Center, LLC (Delaware)
HTA - Medical Portfolio 4-Parma, LLC (Delaware)	HTA - Oklahoma City, LLC (Delaware)
HTA - Medical Portfolio 4-Phoenix, LLC (Delaware)	HTA - Olentangy, LLC (Delaware)
HTA - Memphis Hospital, LLC (Delaware)	HTA - Olentangy MOB, LLC (Delaware)
HTA - Mequon MOB, LLC (Delaware)	HTA - Orlando Hospital MOB, LLC (Delaware)
HTA - Mercy North, LLC (Delaware)	HTA - Orlando SS Hospital, LLC (Delaware)
HTA - Mercy South, LLC (Delaware)	HTA - Overlook, LLC (Delaware)
HTA - Mercy Springfield MOB, LLC (Delaware)	HTA - Oviedo, LLC (Delaware)
HTA - Mesa MOB, LLC (Delaware)	HTA - Oxford MOB, LLC (Delaware)
HTA - Miami Dade Land, LLC (Delaware)	HTA - Park Plaza, LLC (Delaware
HTA - Middletown, LLC (Delaware)	HTA - ParkRidge, LLC (Delaware)
HTA - Mission MOB 1, LLC (Delaware)	HTA - Patroon Creek, LLC (Delaware)
HTA - Mission MOB 2, LLC (Delaware)	HTA - Peachtree, LLC (Delaware)
HTA - Mission MOB 3, LLC (Delaware)	HTA - Pearl Street Medical Center, LLC (Delaware)
HTA - Mission MOB Tower, LLC (Delaware)	HTA - Pearland Broadway, LLC (Delaware)
HTA - Mission MOB, LLC (Delaware)	HTA - Pearland Cullen, LLC (Delaware)
HTA - MLK MOB, LLC (Delaware)	HTA - Penn Ave, LLC (Delaware)
HTA - Monroeville, LLC (Delaware)	HTA - Phoenix Estrella, LLC (Delaware)
HTA - Morehead MOB, LLC (Delaware)	HTA - Phoenix Medical Center, LLC (Delaware)
HTA - Morton MOB, LLC (Delaware)	HTA - Phoenix Paseo, LLC (Delaware)
HTA - Mountain Empire, LLC (Delaware)	HTA - Piedmont 208, LLC (Delaware)
HTA - Mountain Plains-TX, LLC (Delaware)	HTA - Piedmont 129, LLC (Delaware)
HTA - MPOC, LLC (Delaware)	HTA - Piedmont 138, LLC (Delaware)
HTA - Murphy Medical Center, LLC (Delaware)	HTA - Piedmont 142, LLC (Delaware)
HTA - Nacogdoches Terrace, LLC (Delaware)	HTA - Piedmont 152, LLC (Delaware)
HTA - Nacogdoches Towers, LLC (Delaware)	HTA - Piedmont-Statesville, LLC (Delaware)
HTA - Nashoba MOB 1, LLC (Delaware)	HTA - Plainfield MOB, LLC (Delaware)
HTA - Nashoba MOB 2, LLC (Delaware)	HTA - Plano Pavillion II, LLC (Delaware)
HTA - New Hampton Place MOB, LLC (Delaware)	HTA - Polaris MOB, LLC (Delaware)
HTA - North Cypress I, LLC (Delaware)	HTA - Polaris, LLC (Delaware)

HTA - Pomeroy I, LLC (Delaware)	HTA - SCW Colonnade, LLC (Delaware)
HTA - Pomeroy II, LLC (Delaware)	HTA - SCW Granite Valley MOB II, LLC (Delaware)
HTA - Pomeroy, LLC (Delaware)	HTA - SCW Granite Valley MOB, LLC (Delaware)
HTA - Port Arthur, LLC (Delaware)	HTA - SCW Mountain View, LLC (Delaware)
HTA - Post Oak Centre North, LLC (Delaware)	HTA - SCW Webb Medical C, LLC (Delaware)
HTA - Poughkeepsie, LLC (Delaware)	HTA - SCW Webb Medical A, LLC (Delaware)
HTA - PPG Portfolio, LLC (Delaware)	HTA - SCW Webb Medical B, LLC (Delaware)
HTA - PPG Preferred, LLC (Delaware)	HTA - SCW West Medical Arts, LLC (Delaware)
HTA - Presidential, LLC (Delaware)	HTA - Senior Care Portfolio 1, LLC (Delaware)
HTA - Providence, LLC (Delaware)	HTA - Shelby I, LLC (Delaware)
HTA - Putnam Center, LLC (Delaware)	HTA - Shelby II, LLC (Delaware)
HTA - Raleigh Medical Center II, LLC (Delaware)	HTA - Sierra Tower, LLC (Delaware)
HTA - Raleigh MOB, LLC (Delaware)	HTA - Sierra Vista, LLC (Delaware)
HTA - Raleigh, LLC (Delaware)	HTA - Sierra, LLC (Delaware)
HTA - Region Health, LLC (Delaware)	HTA - SJ Providence, LLC (Delaware)
HTA - Regional Medical Center MOB, LLC (Delaware)	HTA - Skylyn, LLC (Delaware)
HTA - Renaissance GP, LLC (Delaware)	HTA - Southcrest, LLC (Delaware)
HTA - Renaissance LP, LLC (Delaware)	HTA - Southpointe, LLC (Delaware)
HTA - Renaissance, LLC (Delaware)	HTA - Specialty Center, LLC (Delaware)
HTA - Rex Carey MOB, LLC (Delaware)	HTA - St. Annes MOB 1, LLC (Delaware)
HTA - Riverside, LLC (Delaware)	HTA - St. Annes MOB 2, LLC (Delaware)
HTA - Rockwall Medical Center, LLC (Delaware)	HTA - St. Catherine MOB 1, LLC (Delaware)
HTA - Rome Cancer Center, LLC (Delaware)	HTA - St. Catherine MOB 2, LLC (Delaware)
HTA - Rome Dialysis, LLC (Delaware)	HTA - St. Catherine MOB 3, LLC (Delaware)
HTA - Rosedale Medical Center, LLC (Delaware)	HTA - St. Elizabeths MOB 1, LLC (Delaware)
HTA - Rush, LLC (Delaware)	HTA - St. Elizabeths MOB 2, LLC (Delaware)
HTA - San Angelo, LLC (Delaware)	HTA - St. Francis Medical Pavilion, LLC (Delaware)
HTA - San Martin, LLC (Delaware)	HTA - St. Lucie Medical Center, LLC (Delaware)
HTA - Sandy Forks, LLC (Delaware)	HTA - St. Luke's, LLC (Delaware)
HTA - Santa Fe 1640, LLC (Delaware)	HTA - St. Mary Physician Center, LLC (Delaware)
HTA - Santa Fe 440, LLC (Delaware)	HTA - St. Pete MOB, LLC (Delaware)
HTA - Sapling Grove, LLC (Delaware)	HTA - Stetson Medical Center, LLC (Delaware)
HTA - SC 13041 DWB, LLC (Delaware)	HTA - Steward Guild, LLC (Delaware)
HTA - SC Boswell Medical, LLC (Delaware)	HTA - Streeterville Center, LLC (Delaware)
HTA - SC Boswell West, LLC (Delaware)	HTA - Sugar Land, LLC (Delaware)
HTA - SC Cardiac Care, LLC (Delaware)	HTA - Summerville Dialysis, LLC (Delaware)
HTA - SC Eye Institute, LLC (Delaware)	HTA - Sun City, LLC (Delaware)
HTA - SC Lakes Club, LLC (Delaware)	HTA - Sunrise, LLC (Delaware)
HTA - SC Lakes Medical Plaza I, LLC (Delaware)	HTA - Sunset, LLC (Delaware)
HTA - SC Lakeview Medical Arts, LLC (Delaware)	HTA - Sunset Ridge One, LLC (Delaware)
HTA - SC Lakeview Plaza Centre, LLC (Delaware)	HTA - Sunset Ridge Two, LLC (Delaware)
HTA - SC Royal Oaks, LLC (Delaware)	HTA - SWC, LLC (Delaware)
HTA - Scottsdale, LLC (Arizona)	HTA - Tallahassee SS Hospital, LLC (Delaware)

HTA - Taylor Station, LLC (Delaware)	North Cypress II Land, LLC (Delaware)
HTA - Temple Bone & Joint, LLC (Delaware)	Plan B MOB, LP (Texas)
HTA - Thunderbird Medical, LLC (Delaware)	Renaissance Venture, LP (Delaware)
HTA - Tides Medical Arts Center, LLC (Delaware)	SMCMOB II, LLC (Alabama)
HTA - Tower Road, LLC (Delaware)	SMCMOB, LLC (Alabama)
HTA - Triad, LLC (Delaware)	Walker Med Tower, LLC (Alabama)
HTA - TriHealth Rehabilitation Hospital, LLC (Delaware)	Atlas MOB I, LLC (Texas)
HTA - Trilogy Center I, LLC (Delaware)
HTA - Triumph, LLC (Delaware)
HTA - Tryon Office Center, LLC (Delaware)
HTA - Tucson Medical Office, LLC (Delaware)
HTA - Tupper, LLC (Delaware)
HTA - Underhill, LLC (Delaware)
HTA - University Place MOB, LLC (Delaware)
HTA - VA Sunrise MOB, LLC (Delaware)
HTA - VA Tampa MOB, LLC (Delaware)
HTA - Vista Professional Center, LLC (Delaware)
HTA - Washington Heights MOB, LLC (Delaware)
HTA - Washington Medical Arts I Fee, LLC (Delaware)
HTA - Washington Medical Arts I, LLC (Delaware)
HTA - Washington Medical Arts II Fee, LLC (Delaware)
HTA - Washington Medical Arts II, LLC (Delaware)
HTA - Water Tower MOB, LLC (Delaware)
HTA - Wellington, LLC (Delaware)
HTA - Wesley Chapel MOB, LLC (Delaware)
HTA - Westchester 210, LLC (Delaware)
HTA - Westchester 220-230, LLC (Delaware)
HTA - Westchester 244, LLC (Delaware)
HTA - Western Ridge MOB II, LLC (Delaware)
HTA - Westminster Hospital, LLC (Delaware)
HTA - Westport Center, LLC (Delaware)
HTA - Wisconsin MOB 2, LLC (Delaware)
HTA - Wisconsin MOB Portfolio, LLC (Delaware)
HTA - Woodburn, LLC (Delaware)
HTA - YLW New Haven, LLC (Delaware)
HTA Tenant Services TRS, Inc. (Delaware)
Evergreen Medical Associates II, LLC (Connecticut)
Evergreen Medical Associates, LLC (Connecticut)
Haynes Street Medical Associates II, LLC (Connecticut)
Haynes Street Medical Associates, LLC (Connecticut)
HHC-HTA, LLC (Indiana)
Med Realty Insurance, LLC (Arizona)
North Cypress I Land, LLC (Delaware)